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                                                                     EXHIBIT 4.1

                            ASIA GLOBAL CROSSING LTD.

                              Class A Common Stock

Cusip No.:  _________                                         ___________ Shares


                  THIS CERTIFIES THAT___________________________________________
is the owner of fully paid and non-assessable shares of Class A Common Stock, par value $0.01 per share, of ASIA GLOBAL CROSSING LTD., a Bermuda company (the "Company"), transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association of the Company, as amended, and the Bye-Laws of the Company and any amendments or restatements thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed on its behalf by its duly authorized officers.

                                              ASIA GLOBAL CROSSING LTD.


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Countersigned and Registered:


----------------------------
Transfer Agent and Registrar


By: _______________________,
    Authorized signatory


Dated: ____________________


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                  The Company will furnish without charge to each shareholder who so requests a description of the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions, of each class of capital stock or series thereof which the Company is authorized to issue. Such request should be directed to the office of the Secretary of the Company, Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda, telephone number: (441) 296-8600.


                        ---------------------------------
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                        ---------------------------------

                  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--  as tenants in common                        UNIF GIFT MIN ACT__________ (Custodian)_________
                                                                       (Custodian)             (Minor)
TEN ENT  --  as tenants by the entireties                   under Uniform Gifts to Minors Act of____________
                                                                                         (State)

JT TEN      --  as joint tenants with right of
                survivorship and not as tenants
                in common

     Additional abbreviations may also be used though not in the above list.

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED, __________________________________________
HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------

--------------------------------------------------------------------------------
  (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

____________________________ shares of Class A Common Stock of the Company represented by this Certificate and do hereby irrevocably constitute and appoint __________________ Attorney to transfer the said shares of Class A Common Stock on the books of the Company, with full power of substitution in the premises.


Dated:  _______________________


                                    Signature:
                                              ----------------------------------
                                                NOTICE: The signature to this
                                                assignment must correspond with
                                                the name as written upon the
                                                face of the certificate in every
                                                particular, without alteration
                                                or enlargement or any change
                                                whatever.


Signature(s) Guaranteed:

By:__________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.